UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2006

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2006, the stockholders of Newport Corporation (the “Registrant”) approved the Registrant’s 2006 Performance-Based Stock Incentive Plan (the “2006 Plan”). The 2006 Plan had been adopted by the Registrant’s Board of Directors on March 31, 2006, subject to stockholder approval.

The 2006 Plan allows the Registrant to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and/or restricted stock units to qualified employees, officers, directors, consultants and other service providers, as incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Registrant. The vesting of substantially all awards granted under the 2006 Plan will be conditioned on the achievement of performance goals established by the Compensation Committee of the Board of Directors of the Registrant.

The exercise price of incentive and nonqualified stock options and the base value of stock appreciation rights granted under the 2006 Plan will not be less than 100% of the fair market value of the Registrant’s common stock on the date of grant, and the maximum term of such awards will be seven years. Restricted stock and restricted stock units may be awarded under the 2006 Plan as full value shares with no payment required by the recipient.

A total of 6,000,000 shares of the Registrant’s common stock have been reserved for issuance under the 2006 Plan. Such number of reserved shares includes the number of shares that were available for future grant under the Registrant’s 2001 Stock Incentive Plan, which has been terminated for the purposes of future grants effective May 17, 2006. A maximum of 3,000,000 shares of common stock may be issued under the 2006 Plan as either restricted stock or restricted stock units, and a maximum of 2,000,000 shares of common stock may be issued under the 2006 Plan pursuant to incentive stock options. Except for issuances to members of the Registrant’s Board of Directors, a maximum of 300,000 shares of common stock may be issued under the 2006 Plan pursuant to awards having vesting conditions other than the achievement of specified performance goals.

The foregoing description of the 2006 Plan does not purport to be complete and is qualified in its entirety by reference to the 2006 Plan, a copy of which is included as Appendix B to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2006, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K. The form of Restricted Stock Unit Award Agreement to be used to evidence restricted stock units granted under the 2006 Plan is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	2006 Performance-Based Stock Incentive Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2006).

10.2	Form of Restricted Stock Unit Award Agreement to be used under the 2006 Performance-Based Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2006	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2006 Performance-Based Stock Incentive Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2006).

10.2	Form of Restricted Stock Unit Award Agreement to be used under the 2006 Performance-Based Stock Incentive Plan.